                                  EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Intelispan, Inc.


We consent to the use of our reports included herein and to the reference to our firm under the headings "Experts" and "Selected Consolidated Financial Data" in the registration statement on Form SB-2.





                                             /s/ KPMG LLP


Phoenix, Arizona
February 24, 2000